UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF
                                      1934

      DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): September 26, 2006

                         COMMISSION FILE NO.: 000-32885

                                    XA, INC.
               ---------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                   NEVADA                          88-0471263
       ----------------------------------------------------------
       (STATE OR OTHER JURISDICTION                (IRS EMPLOYER
            OF INCORPORATION)                    IDENTIFICATION NO.)

         875 NORTH MICHIGAN AVENUE, SUITE 2626, CHICAGO, ILLINOIS 60611
         --------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (312) 397-9100
                             -----------------------
                            (ISSUER TELEPHONE NUMBER)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
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On  September  26,  2006,  XA, Inc. (the "Company," "we," and "us") entered into
Securities  Purchase  Agreements  with G. Chris Andersen and Paul M. Higbee, two
individuals  ("Andersen"  and  "Higbee").   Pursuant  to the Securities Purchase
Agreements, we sold each of Andersen and Higbee $100,000 in fifteen month, 11% Senior Subordinated Secured Convertible Promissory Notes (the "Andersen and Higbee Notes"), and granted each of them fifteen thousand (15,000) five year warrants to purchase shares of our common stock at an exercise price of $1.10 per share (the "Andersen and Higbee Warrants").

On October 23, 2006, we entered into a Securities Purchase Agreement with Vision Opportunity Master Fund, Ltd. ("Vision" and collectively with Andersen and Higbee, the "Purchasers," with each individually referred to herein as a "Purchaser"). Pursuant to the Securities Purchase Agreement with Vision (collectively with the Andersen and Higbee Securities Purchase Agreements, the "Purchase Agreements"), we sold Vision $1,250,000 in fifteen month, 11% Senior Subordinated Secured Convertible Promissory Notes (the "Vision Notes," and collectively with the Andersen and Higbee Notes, the "Notes" or the "Senior Notes") and granted Vision one hundred thousand (100,000) five year warrants to purchase shares of our common stock at $0.30 per share, and one hundred and eighty seven thousand five hundred (187,500) five year warrants to purchase shares of our common stock at an exercise price of $1.10 per share (collectively the "Vision Warrants" and with the Andersen and Higbee Warrants, the "Purchasers Warrants").

The sale of the Senior Notes closed our fund raising activities which we began in August 2006, in connection with the sale of $1,250,000 in fifteen month 11% Senior Subordinated Secured Convertible Promissory Notes to five entities (the "August 2006 Notes" and the "August 2006 Purchasers") to repay monies previously owed under our June and September 2004 6% Convertible Promissory Notes (the "6% Notes"), as described in greater detail below.

Although as originally executed, the Higbee and Andersen Notes had similar provisions to the August 2006 Notes (which did not have an Optional Conversion Right as defined and described below, among other less material differences not discussed herein), we later agreed to conform both the Higbee and Andersen closing documents to the Vision Notes and documents described herein and may conform the closing documents for the August 2006 Notes in the future. As such, the Higbee Notes and the Andersen Notes have substantially similar terms as those described below (other than the dates contained therein and the amount of each Purchaser's investment).

Our repayment of the Notes and any accrued interest thereon is secured by a security interest in substantially all of our assets, which we granted to the Purchasers pursuant to Security Agreements entered into with each of the Purchasers (the "Security Agreement"). The security interest granted to the Purchasers pursuant to the Security Agreement, gives such Purchasers a first priority security interest in substantially all of our assets, which security interest is shared pari passu with the August 2006 Purchasers, and is subject only to the first priority security interest of LaSalle Bank National Association ("LaSalle"), whom we currently owe $800,000 pursuant to a revolving line of credit. The sale of the Senior Notes to the Purchasers was waived by LaSalle, in connection with each Purchaser executing a Subordination Agreement with LaSalle, whereby they subordinated their first priority security interest which they were granted pursuant to the Security Agreement to secure the repayment of the Senior Notes, to LaSalle, to secure LaSalle's repayment of the revolving line of credit.

We also granted the Purchasers registration rights in connection with the shares of common stock issuable in connection with the conversion of the Senior Notes and the exercise of the Purchasers Warrants (collectively the "Underlying Shares"), pursuant to our entry into Registration Rights Agreements with each of the Purchasers (the "Registration Rights Agreements").

Additionally, pursuant to the Purchase Agreements, we agreed to grant the Purchasers the right to appoint one Director to our Board of Directors (or a Board Advisory Seat to observe at all board meetings), which right shall be shared with the August 2006 Purchasers.

SENIOR  NOTES

The $1,450,000 in Senior Notes bear interest at the rate of 11% per annum until paid, and have a maturity date of the earlier of one (1) year from the sale of such Senior Notes (September 26, 2007 in connection with the Andersen and Higbee Notes and October 23, 2007 in connection with the Vision Note) or upon the consummation by us of a merger, combination or sale of substantially all of our assets or the purchase by a single entity or person or group of affiliated entities or persons of more than fifty (50%) percent of our voting stock, of which there are no current plans, and/or within ten (10) days of the Purchasers failure to exercise their Optional Conversion Right, as defined below. Interest on the Senior Notes is payable upon maturity, repayment or upon conversion of the Senior Notes into shares of our common stock as described below. The Senior Notes may not be prepaid prior to their maturity date. Any amount not paid under the Senior Notes when due will bear interest at the rate of eighteen percent (18%) per annum until paid in full (the "Default Interest").

The Senior Notes are secured by the Security Agreement, which we entered into with the Purchasers at the closings, pursuant to which we granted the Purchasers a security interest in substantially all of our assets.

Pursuant to the Senior Notes, we agreed that we would not undertake any of the events below without the prior written consent of all of the Purchasers:

     o liquidate or dissolve, consolidate with, or merge into or with, any other corporation or other entity, except that any wholly-owned subsidiary may merge with another wholly-owned subsidiary or with us;

     o will not sell, transfer, lease or otherwise dispose of, or grant options, warrants or other rights with respect to, all or a substantial part of our properties or assets to any person or entity outside of the ordinary course of business, unless specifically excluded in the Purchase Agreement;

     o    will  not  redeem or repurchase any of our outstanding securities; and

     o will not create, incur or assume any indebtedness other than in the ordinary course of business.

"Events of Default" under the Senior Notes include but are not limited to the following:

     o our failure to pay any amounts due under the Senior Notes when due, and such failure continues for five (5) days;

     o our failure to comply with any covenants we made pursuant to the Purchase Agreements and such failure continues for a period of five
          (5) business days in connection with our affirmative covenants and two
          (2)  business  days  in  connection  with  our  negative  covenants;

     o    our  entry  into  bankruptcy  or  insolvency;

     o our default in the payment of any other obligation in connection with money borrowed in excess of $50,000, which default continues for three (3) business days;

     o if a judgment is rendered against us or any of our subsidiaries which exceeds in aggregate $50,000, which judgment is not vacated or satisfied within twenty (20) days; or

     o our violation of any material representation of any of the documents entered into in connection with the fundings.

If an Event of Default occurs under the Senior Notes, in addition to the Default Interest which will accrue on the Senior Notes, the Purchasers may seek specific performance of any covenant or agreement contained in the Senior Notes and/or enforce their security interest over substantially all of our assets.

The Senior Notes are convertible, at the option of the Purchasers, at any time into shares of our common stock at the Conversion Price then in affect (as defined below); provided however, that if we (a) complete a private offering of our securities in the future, whereby we receive no less than $3,000,000 in total funding (the "Private Offering"), (b) the effective purchase price of the securities sold in the offering is at least $1.50 per share, and (c) the Commission has declared effective the Registration Statement we are required to file in connection with the Purchaser's Registration Rights Agreement, such Purchaser shall have thirty (30) days to exercise its right to convert its Senior Note into shares of our common stock or it will forfeit such right (the "Optional Conversion Right"). Assuming the above events occur, and any Purchaser fails to exercise its Optional Conversion Right within thirty (30) days of the later of (a) the effectiveness of the Registration Statement and/or
(b) the consummation by us of at least $3,000,000 in funding through a private offering (which has an effective price per share of at least $1.50), such Optional Conversion Right shall be waived by the Purchaser, the Purchaser shall forfeit any rights to the Warrants they hold, and we will have ten (10) days to repay such Purchaser's Senior Note in full, along with any accrued and unpaid interest.

The "Conversion Price" of the Notes will be equal to the lesser of $0.75 or 50% of the effective price per share of the shares of common stock sold in the Private Offering, provided that such Conversion Price shall never be less than $0.30 per share.

The Senior Notes also contain certain anti-dilution provisions in connection with the Underlying Shares, which provide that if we issue or sell any additional shares of common stock (including convertible shares of common stock and/or options or warrants to purchase shares of common stock) other than as a dividend or other distribution (a "Dilutive Issuance") at less than the Conversion Price then in effect, the Conversion Price shall be automatically reduced to the lower Effective Price (as defined in the Senior Notes) of the issuance and/or sale. However, the Purchasers have agreed to waive such anti-dilution provision in connection with the issuance of up to 250,000 shares for professional services, of which 50,000 shares have been issued to date as well as warrants to purchase 25,000 shares at $.30 per share, as well those issuances in connection with the Private Offering (collectively the "Excepted Issuances").

WARRANTS

The 187,500 Warrants granted to Vision and the 15,000 Warrants granted to both Andersen and Higbee are exercisable at an exercise price of $1.10 per share (subject to adjustment in the Warrants), at any time prior to 5:00 P.M. EST on the fifth anniversary of the date they were granted (September 26, 2011 for the Andersen and Higbee warrants and October 23, 2011 for the Vision warrants). The additional 100,000 Warrants granted to Vision are exercisable at an exercise price of $0.30 per share, at any time prior to 5:00 P.M. on October 23, 2011.

The Warrants are exercisable in connection with the payment of cash, or if such Warrants are exercised on a date when a registration statement covering the Underlying Shares has not been declared effective with the Securities and Exchange Commission or such registration statement is no longer in effect, the Warrants include a cashless feature, whereby the number of shares of common stock issuable to the Purchasers in connection with any exercise is equal to the product of the number of shares to which the Warrants are being exercised multiplied by a fraction, the numerator of which is the exercise price then in effect and the denominator of which is the Fair Market Value of our common stock (as defined in the Warrants).

The Warrants contain anti-dilution rights identical to those provided in the Senior Notes, as described above, which provide that if we affect any Dilutive Issuance at an Effective Price less than the exercise price then in effect, the exercise price of the Warrants shall automatically reset to the lower Effective Price of the Dilutive Issuance, as described in the Warrants, other than those issuances in connection with the Excepted Issuances (as described above).

In addition to the Warrants we granted to Vision in connection with the funding, Mastodon Ventures, Inc. ("Mastodon"), which was issued 666,667 warrants to purchase shares of our common stock at $0.30 per share, assigned 100,000 of such warrants to Vision, and the August 2006 Purchasers, who were granted an aggregate of 333,333 warrants to purchase shares of our common stock at $0.30 per share, assigned 133,333 of such warrants to Vision.

REGISTRATION  RIGHTS  AGREEMENTS

Pursuant to the Registration Rights Agreements, we agreed to register the Underlying Shares on a Form SB-2 registration statement with the Securities and Exchange Commission (the "Commission" and the "Registration Statement"). We agreed that in the event that the Private Offering has not occurred within six
(6) months of the August 2006 Note funding date (February 8, 2006), we will file a Registration Statement with the Commission within forty-five (45) days of such six (6) month anniversary of the prior August 2006 closing (March 25, 2007) and that we would obtain effectiveness of such Registration Statement no more than ninety (90) days after the date we are required to file such Registration Statement (June 23, 2007)(the "Mandatory Filing Deadlines"). Provided that the

Private Offering does occur within six (6) months of the closings, the Purchasers have demand registration rights pursuant to the Registration Rights Agreement, whereby they can demand that we file the Registration Statement at any time beginning on the nine (9) month anniversary date of the closings (June 26, 2007 in connection with Andersen and Higbee closing and July 23, 2007 in connection with Vision closing). If the Purchasers demand that we file a Registration Statement, we are required to file the Registration Statement with the Commission regarding the shares their Senior Notes are convertible into and the shares their Warrants are exercisable for, such Registration Statement is required to be file within forty-five days of the date such demand is given, and we are required to obtain effectiveness of such Registration Statement no more than ninety (90) days after the date we are required to file such Registration Statement (collectively with the Mandatory Filing Deadlines the "Registration Deadlines").

If we fail to file or obtain effectiveness of any Registration Statement by the applicable Registration Deadlines or after such effectiveness the Purchasers are unable to sell the Underlying Shares, we are obligated, pursuant to the Registration Rights Agreements, to pay the Purchasers an amount in cash equal to two percent (2%) of the total principal amount of the Senior Notes, for each thirty (30) day period which the Registration Deadlines are not met or the Purchasers are unable to sell the Underlying Shares. If we fail to pay such damages within five (5) days of the date payable, we are required to pay interest on the amount payable at the rate of eighteen percent (18%) per annum, accruing daily until such amounts are paid in full.

We also agreed to provide the Purchasers piggy-back registration rights in connection with any registration agreement we may choose to file prior to the six (6) or nine (9) month anniversary of the closings, when the Purchasers' mandatory and demand registration rights kick in, respectively.

               --------------------------------------------------

We immediately used $1,030,575 of the funds received through the September and October fundings to repay the amount due under our outstanding 6% Convertible Notes and interest on such amount as of October 18, 2006, which we sold to certain purchasers in September 2004 (the "6% Notes" and the "6% Note Purchasers"). The 6% Note Purchasers had originally purchased $2,500,000 in 6% Notes from us in two tranches, one tranche of $1,250,000 on June 30, 2004 (the "June 2004" tranche") and $1,250,000 on September 13, 2004 (the "September 2004" tranche"). We previously repaid the 6% Note Purchasers the full amount due under the June 2004 tranche in connection with our August 8, 2006, sale of Senior Notes in the amount of $1,250,000, as previously disclosed in our Form 8-K filings. We owed approximately $1,012,434 in principal on the September 2004 portion of the 6% Notes, which notes were due and payable on September 13, 2006, but which due date was later extended to October 18, 2006, pursuant to a Waiver of Rights Agreement entered into in October 2006, with the 6% Note purchasers. The total amount of principal and interest at 6% per annum which was due under the 6% Notes as of October 18, 2006, was approximately $1,030,575. Due to our repayment of the September 2004 tranche of the 6% Notes, we no longer owe the 6% Note Purchasers any money, however, such 6% Note Purchasers still hold 250,000 warrants to purchase shares of our common stock at an exercise price of $9.60 per share. The 6% Note Purchasers have however, pursuant to the Waiver of Rights Agreement, agreed to waive their reset rights to their warrants in connection with our Private Offering.

Additionally, $165,000 of the remaining amount of the amounts received through the September and October fundings were used to pay various closing costs and legal fees, including $80,000 paid to Laidlaw & Company (UK) Ltd. ("Laidlaw") in connection with finders fees and consulting fees in connection with the October funding and amounts paid to Vision's legal counsel in attorney's fees and due diligence fees in connection with the October closing.

CONSULTING AGREEMENT

Additionally in October 2006, we entered into a Consulting Agreement with Mastodon Ventures, Inc., a Texas corporation ("Mastodon"), whereby we engaged Mastodon to act as a non-exclusive strategic advisor in connection with our fundings, including our Private Offering. Pursuant to the Consulting Agreement, Mastodon agreed to assist us in all facets of the Private Offering; provided however that they are not required under the Consulting Agreement to render any services which involve the raising of capital for or on behalf of us, and agreed that any such capital raising activities will only be affected through registered broker dealers. We agreed to pay Mastodon's actual expenses in connection with the Consulting Agreement, provided such expenses are pre-approved in writing by us, and agreed to issue Mastodon warrants to purchase 666,667 shares of our common stock at an exercise price of $0.30 (which warrants were issued on or about August 8, 2006, and were previously reported in our Form 8-K filing, filed with the Commission on August 15, 2006) (the "First Mastodon Warrant") and a warrant to purchase 1,000,000 shares of our common stock (the "Second Mastodon Warrant") during a five (5) year period as described below, which is only exercisable by Mastodon if within one year of the parties entry into the consulting agreement, we consummate the Offering or a Change in Control (as defined in the Consulting Agreement) occurs (each a "Vesting Event").

The five year exercise period of the Second Mastodon Warrant commences upon the occurrence of a Vesting Event. The Second Mastodon Warrant is exercisable at an exercise price equal to the lesser of $1.10 per share or 125% of the effective offering price of the Private Offering, or in the event of a Change in Control, such warrant shall be exercisable at an exercise price of $1.10 per share.

Mastodon has informed us that that it plans to transfer the right to purchase certain shares of common stock pursuant to the First Mastodon Warrant and Second Mastodon Warrants to various parties including, the right to purchase 82,400 shares under the First Mastodon Warrant and 150,000 shares under the Second Mastodon Warrant to Gusrae Kaplan Bruno & Nusbaum, PLLC, the attorney for the August 2006 Purchasers and the right to purchase 54,933 shares under the First Mastodon Warrant and the right to purchase 100,000 shares under the Second
Mastodon  Warrant  to  our  legal  counsel,  David  M.  Loev,  Attorney  at Law.

Furthermore, we agreed pursuant to the Consulting Agreement, that Mastodon has the right, at its election to sell all or a portion of the shares of our common stock then owned by Mastodon as a result of Mastodon's exercise of the First

Mastodon Warrant to the future purchasers of the Private Offering, assuming that we have previously sold at least $3,000,000 in securities pursuant to such Private Offering.

Mastodon agreed pursuant to the Consulting Agreement that it would not own 5% or more of our shares of common stock at any one time (except in the event of a Change of Control) in connection with the exercise of either of the Warrants.

The Second Mastodon Warrants and the rights provided thereunder will expire if a Vesting Event has not occurred within one (1) year from the date of the Consulting Agreement.

ITEM  3.02  UNREGISTERED  SALES  OF  EQUITY  SECURITIES.
--------------------------------------------------------

On September 26, 2006, we entered into Subscription Agreements with two (2) individuals, whereby we sold each of the individuals (i) $100,000 in fifteen
(15) month 11% Senor Secured Convertible Promissory Notes (for $200,000 in total Notes sold) which can be converted into approximately 133,333 shares of common stock each, not including any accrued and unpaid interest, and assuming a conversion price of $0.75 per share (which conversion price and therefore the number of shares the Notes are convertible into are subject to change pursuant to the Notes); and (ii) five year Warrants to purchase one hundred and fifteen thousand (15,000) shares of our common stock each (for the total issuance of 30,000 warrants) at an exercise price of $1.10 per share. We claim an exemption from registration afforded by Section 4(2) of the Securities Act of 1933 for the above, since the foregoing did not involve a public offering, the recipients took the securities for investment and not resale and we took appropriate measures to restrict transfer.

On October 23, 2006, we entered into a Subscription Agreement with Vision Opportunity Master Fund, Ltd. ("Vision"), whereby we sold Vision (i) $1,250,000 in fifteen (15) month 11% Senor Secured Convertible Promissory Notes which can be converted into approximately 1,666,667 shares of common stock, not including any accrued and unpaid interest, and assuming a conversion price of $0.75 per share (which conversion price and therefore the number of shares the Notes are convertible into are subject to change pursuant to the Notes); and (ii) five year Warrants to purchase 187,500 shares of our common stock at an exercise price of $1.10 per share and 100,000 shares of our common stock at an exercise price of $0.30 per share. We claim an exemption from registration afforded by
Section 4(2) of the Securities Act of 1933 for the above, since the foregoing did not involve a public offering, the recipients took the securities for investment and not resale and we took appropriate measures to restrict transfer.

In October 2006, we entered into a Consulting Agreement with Mastodon Ventures, Inc., a Texas corporation ("Mastodon"), and agreed to issue Mastodon warrants to purchase 666,667 shares of our common stock at an exercise price of $0.30 (which warrants were issued on or about August 8, 2006, the "First Mastodon Warrant") and a warrant to purchase 1,000,000 shares of our common stock during a five (5) year period (the "Second Mastodon Warrant"), which warrants are only exercisable by Mastodon if within one year of the parties entry into the consulting agreement, we consummate a private offering of at least $3,000,000 (the "Offering") or a Change in Control (as defined in the Consulting Agreement) occurs (each a "Vesting Event"). The five year exercise period of the Second Mastodon Warrant commences upon the occurrence of a Vesting Event. The Second
Mastodon Warrant is exercisable at an exercise price equal to the lesser of $1.10 per share or 125% of the effective offering price of the Offering, or in the event of a Change in Control, such warrant shall be exercisable at an exercise price of $1.10 per share. We claim an exemption from registration afforded by Section 4(2) of the Securities Act of 1933 for the above, since the foregoing did not involve a public offering, the recipient took the securities for investment and not resale and we took appropriate measures to restrict transfer.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
-------------------------------------------------

Exhibit Number        Description
---------------       -----------


10.1(1)*               Securities Purchase Agreement Effective
                       September 26, 2006 with G. Chris Andersen

10.2(1)* 11% Senior Secured Convertible Promissory Note with G. Chris Andersen

10.3(1)*               Warrant with G. Chris Andersen
                       ($1.10 initial exercise price)

10.4(1)*               Registration Rights Agreement with G. Chris Andersen

10.5(1)*               Security Agreement with G. Chris Andersen

10.6*                  Securities Purchase Agreement Dated
                       October 23, 2006 with Vision
                       Opportunity Master Fund, Ltd.

10.7* 11% Senior Secured Convertible Promissory Note with Vision Opportunity Master Fund, Ltd. (1)

10.8*                  Warrant with Vision Opportunity
                       Master Fund, Ltd. ($1.10 initial exercise price)

10.9*                  Warrant with Vision Opportunity
                       Master Fund, Ltd. ($0.30 initial exercise price)

10.10*                 Registration Rights Agreement with
                       Vision Master Fund, Ltd.

10.11*                 Security Agreement with Vision Master Fund, Ltd.

10.12*                 Waiver of Rights Agreement with the 6% Purchasers

10.13*                 Consulting Agreement

 *     Filed herewith.

(1) The closing documents including the Securities Purchase Agreement, 11% Senior Secured Convertible Promissory Note, Registration Rights Agreement and Security Agreement with G. Chris Andersen and Paul M. Higbee are identical except for their respective names and addresses, and as such, we have only included those documents relating to Mr. Andersen. Both the closing documents with Mr. Andersen and Mr. Higbee, including the Securities Purchase Agreements, Registration Rights Agreements, Senior
     Notes and Warrants (but not the Security Agreement), were re-executed by Mr. Andersen and Mr. Higbee on October 25, 2006, to be effective as of September 26, 2006, to conform to the Vision Opportunity Master Fund, Ltd. closing documents, which October 2006 closing documents replaced and superseded the prior executed September 2006 documents.

                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            XA, INC.
                                            --------


                                            /s/ Joseph Wagner
                                            -------------------------
                                            Joseph Wagner,
                                            Chief Executive Officer

November 1, 2006

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